UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2025

CF INDUSTRIES HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32597	20-2697511
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2375 Waterview Drive Northbrook, Illinois	60062
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (847) 405-2400

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	CF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events.

On November 26, 2025, CF Industries, Inc. (the “Issuer”), the direct subsidiary of CF Industries Holdings, Inc. (the “Company”), completed the public offering (the “Offering”) of $1,000,000,000 aggregate principal amount of 5.300% Senior Notes due 2035 (the “Notes”). The obligations of the Issuer under the Notes are fully and unconditionally guaranteed on a senior unsecured basis (the “Guarantee”) by the Company.

The Notes and the Guarantee were issued pursuant to that certain Indenture, dated as of November 6, 2025, by and among the Issuer, the Company and Wilmington Trust, National Association, as trustee (the “Trustee”) (the “Base Indenture”), as supplemented by Supplemental Indenture No. 1, dated as of November 26, 2025, by and among the Issuer, the Company and the Trustee (the “First Supplemental Indenture” and, the Base Indenture as so supplemented, the “Indenture”). The Indenture contains certain covenants and restrictions, including covenants that (i) limit the Company’s and its Subsidiaries’ ability to create or incur certain liens, (ii) limit the Company’s and its Subsidiaries’ ability to enter into certain sale-leaseback transactions and (iii) require the Issuer and the Company to satisfy certain conditions in order to merge or consolidate with another entity. The Indenture also provides for customary events of default. The Issuer may redeem the Notes at its option, in whole or in part, at any time and from time to time, at the redemption prices and on the terms and conditions set forth in the Indenture.

The Offering was made pursuant to an effective shelf registration statement (including a prospectus and preliminary prospectus supplement) (File Nos. 333-291328 and 333-291328-01).

The description of the Base Indenture, the First Supplemental Indenture, the Notes and the Guarantee contained in this Item 8.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture, the First Supplemental Indenture and the Notes. The Base Indenture is filed as Exhibit 4.1 to this Current Report on Form 8-K and its terms are incorporated herein by reference. The First Supplemental Indenture is filed as Exhibit 4.2 to this Current Report on Form 8-K and its terms are incorporated herein by reference. The form of the Notes is filed as Exhibit 4.3 to this Current Report on Form 8-K and its terms are incorporated herein by reference.

Underwriting Agreement

The Notes were sold pursuant to an underwriting agreement, dated November 20, 2025 (the “Underwriting Agreement”), among the Issuer, the Company, and Goldman Sachs & Co. LLC, BMO Capital Markets Corp. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein (the “Underwriters”). The Underwriting Agreement contains certain representations, warranties, covenants and indemnification obligations of the Issuer, the Company and the Underwriters, as well as other customary provisions.

The description of the Underwriting Agreement contained in this Item 8.01 does not purport to be complete and is qualified in its entirety by reference to the full text of the Underwriting Agreement. The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and its terms are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

The following exhibits are included as part of this Current Report on Form 8-K:

Exhibit No.	Description
1.1	Underwriting Agreement, dated November 20, 2025, among CF Industries, Inc., CF Industries Holdings, Inc. and Goldman Sachs & Co. LLC, BMO Capital Markets Corp. and Citigroup Global Markets Inc., as representatives of the several underwriters named therein.
4.1	Indenture, dated as of November 6, 2025, by and among CF Industries, Inc., CF Industries Holdings, Inc. and Wilmington Trust, National Association, as Trustee (incorporated by reference to Exhibit 4.3 of the Registration Statement on Form S-3 filed by CF Industries, Inc. and CF Industries Holdings, Inc. with the SEC on November 6, 2025).
4.2	Supplemental Indenture No. 1, dated as of November 26, 2025, by and among CF Industries, Inc., CF Industries Holdings, Inc. and Wilmington Trust, National Association, as Trustee, to the Indenture dated as of November 6, 2025.
4.3	Form of Note (included as Exhibit A to Exhibit 4.2).
5.1	Opinion of Kirkland & Ellis LLP.
23.1	Consent of Kirkland & Ellis LLP (included as part of Exhibit 5.1).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 26, 2025

CF INDUSTRIES HOLDINGS, INC.

By:	/s/ Michael P. McGrane
Name:	Michael P. McGrane
Title:	Vice President, General Counsel and Secretary

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